Exhibit 99.2

1 Corporate Presentation June 2025 NASDAQ: INMB

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" Forward-looking statements reflect our current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the risks contained in the section of this prospectus entitled "Risk Factors") relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Clinical trials are in early stages and there is no assurance that any specific outcome will be achieved. Any statements contained in this press release related to the development or commercialization of product candidates and other business and financial matters, including without limitation, trial results and data, including the results of the Phase 2 MINDFuL trial, the timing of key milestones, future plans or expectations for the treatment of XPro™, and the prospects for receiving regulatory approval or commercializing or selling any product or drug candidates may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations but are subject to several risks and uncertainties. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements because of these risks and uncertainties. CORDstrom™, XPro1595 (XPro™, pegipanermin), and INKmune®™ have either finished clinical trials, are still in clinical trials or are preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to produce more drug for clinical trials; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, the Company's Quarterly Reports on Form 10-Q and the Company's Current Reports on Form 8-K. The Company assumes no obligation to update any forward-looking statements to reflect any event or circumstance that may arise after the date of this release.

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a 3 XPro » TNF is the master regulator of the innate immune system and causes TNF dysfunction in many neurologic disease. » XPro TM is designed to reestablish normal TNF function to treat disease. CORDStrom » Mesenchymal Stromal cells (MSC) are recognized for their immunomodulatory, anti - inflammatory and wound healing properties with potential to treat a diverse set of diseases. » CORDStrom TM technology is designed to solve the limitations of previous MSC therapies and is currently in development for a rare pediatric disease and other indications. INKmune » Natural Killer cells are responsible for detecting and eliminating cancer cells and become dysfunctional with age. » INKmune TM works within the body to activate the patients own NK cells against multiple forms of cancer. Three Platforms Modulating the Innate Immune System

4 Approaching Alzheimer’s as an Immunologic Disease

Strong Evidence for XPro™ to Treat Alzheimer's Disease

Humans and Animals

Evidence linking TNF to AD

TNF increases with Age	TNF levels increase beginning the 3rd or 4th decade of life and correlate with age[6]
TNF increased in AD Patients	Plasma and CSF TNF levels increased in AD patients[2,3] TNF co-localizes with amyloid plaques[4] TNF levels correlate with disease progression[5]
TNF causes AD pathology in animals	TNF increases amyloid[7,8] and Tau[9-12] TNF causes cell loss and cognitive impairment[13]
TNF inhibitors reduce risk of AD	Anti-TNF therapies[1] reduce the risk of AD in humans by up to: **72%**

XPro™ efficacy in AD models



Synapse dysfunction
Saline
XPro1595
NTG
TgCRND8
Cognitive Impairment
Spatial Learning
Swim distance (% first block)
Veh
XPro
Training block
Immune dysfunction
Activate myeloid cells
Brain T-cell infiltration
Brain T cell
Microglia
Vehicle
XPro
Condition
Amyloid pathology
Saline
XPro1595
6E10
Hippocampus

Efficacy has been shown in 3xTgAD, 5xFAD, TgCRND8 and aged mice

1. Torres-Acosta N, et al. J Alzheimer's Dis. 2020;78:619–626
2. Fillit H, et al. *Neurosci Letters*. 1991;129:318-320
3. Tarkowski E, et al. J Clin Immunol. 1999, 19(4):223-230
4. Dickson DW. J Neuropathol Exp. Neurol 1997;56:321-339
5. Paganeli R, et al. *Experimental Gerontology*. 2002;37:257-263
6. Parker et al. The Journals of Gerontology (2019) 74(3):283
7. Lahiri et al. J Alzheimer's Dis. 2003;5(2): 81-90
8. Blasko et al. FASEB Journal. 1999, 13(1):63-68
9. Gorlovoy et al. FASEB Journal. 2009, 23(8):2502-2513
10. Montgomery et al. Am Journal Pathology. 2013, 182(6):2285-2297
11. Janelsins et al. Am Journal Pathology. 2008, 173(6):1768-1782
12. Lee et al. Molecular Med Rep. 2014, 10(4):1869-1874
13. He et al. J Cell Biol. 2007, 178(5):829-841

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6 TNF Biology – Two Ligands with Opposite Effects Created with BioRender.com .

7 XPro : A TNF Inhibitor Designed to Treat Neurologic Disease * Dominant - Negative in genetics: A mutation producing a rogue protein that interferes with the function of the native protein. Steed, Science 2003; Zalevsky , JI 2007; McCoy, JNeuro 2006; Vujanovic, Blood 2010; Brambilla, Brain 2011; Khera, Clin Exp Immunol 2012 that cannot bind to TNFR forms inactive heterotrimers + = XPro A dominant - negative* protein identical to the human soluble TNF monomer but has mutations in the receptor binding domain that inhibit solTNF from binding to the TNFR TNFR

8 Selective Inhibition of Soluble TNF is Necessary to Treat AD Disease Worsening Etanercept Non - selective TNF inhibition Disease (Model of Multiple Sclerosis) Adapted from: Karamita et al., 2017. Illustrations generated with bioRender . Normal XPro TM Disease Repair Soluble TNF inhibition

9 Phase 1b Trial in Alzheimer’s Patients with Biomarkers of Inflammation Key Results XPro1595 gets into the brain XPro1595 reduced biomarkers of AD pathology 43% reduction in pTau - 217 2% reduction in pTau181 XPro1595 dose - dependently reduced neuroinflammation 15% reduction in Neuroinflammation Study Design □ Open label □ Three dose (0.3, 0.6, 1.0 mg/kg) □ 12 - week Goals □ Safety □ Dose Identification □ Proof of Biology Key Enrollment Criteria □ AD Diagnosis □ Biomarker of inflammation

6 month, Randomized, Placebo-Controlled, Double-Blind Study of XPro1595 in Early Alzheimer's with Biomarkers of Inflammation

MINDFuL
A study of inflammation in Alzheimer's disease

N = 208
2:1
XPro : Placebo

XPro1595
1 mg/kg weekly subQ injection

Placebo

Key Enrollment Criterion
- ❑ Early AD (50-85 yrs)
- ❑ Amyloid positive
- ❑ CDR (0.5 or 1)
- ❑ MMSE ≥ 22
- ❑ Ecog >1.5
- ❑ One Inflammatory Biomarker:
  - ❑ hsCRP (1.5 mg/L)
  - ❑ ESR (10 mmg/hr)
  - ❑ HbA1c (6%)
  - ❑ APOE4+

Primary Endpoint
- ❑ EMACC

Secondary Endpoints
- ❑ CDR
- ❑ ECog
- ❑ ADL, NPI
- ❑ Blood
- ❑ MRI
- ❑ Safety

Baseline

Baseline	Week 6	Week 12	Week 18	Week 24
❑ EMACC	❑ EMACC	❑ EMACC	❑ EMACC	❑ EMACC
❑ Cognition		❑ Cognition		❑ Cognition
❑ Function		❑ Function		❑ Function
❑ Blood		❑ Blood		❑ Blood
❑ MRI		❑ MRI		❑ MRI



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11 EMACC CDR Clinically derived to stage AD Empirically derived to measure cognitive change in Early AD Clinically validated measurements No floor or ceiling effects Lower variance and shorter retest intervals provides smoother measure of cognitive change Greater dynamic range allows measure of stable, worsening or improved cognition Allows for shorter and smaller clinical trials EMACC and CDR: Primary End - point for Early AD Clinical Trials

12 EMACC measures cognitive changes in early AD Developed in 2017 to measure cognitive changes that occur in early Alzheimer's disease Quantitative/Objective/Sensitive EMACC objectively measures cognitive performance and is sensitive to the effects of disease progression and treatments Comprised of 6 validated tests Word list learning, digit span, fluency, trail making, coding EMACC provides an accurate cognitive assessment for early Alzheimer's disease EMACC improves signal detection in early AD which allows clinical trials to enroll fewer patients for a shorter duration thereby reducing trial costs and clinical development timelines The Early/ Mild Alzheimer’s Cognitive Composite (EMACC) Sources: ADNI (https://adni.loni.usc.edu/)

13 Phase 2 Study Results

XPro™ for Early AD: Background

Neuroinflammation in AD

- Recognized contributor to disease progression in AD[1]
- Associated with synaptic dysfunction/loss and cognitive impairment across the AD continuum[2]
- Implicated in neurotoxic gliosis and tau-related neurodegeneration downstream of amyloid-beta (Aβ) in AD[3]

XPro™ Mechanism of Action

- Selective, brain-penetrant neutralizer of the soluble and proinflammatory form of tumor necrosis factor (solTNF)
- Safely and selectively inhibits inflammatory signaling
  - Does not cause immunosuppression
  - Does not interfere with immune homeostasis

XPro™ in AD: Phase 1

- Demonstrated safety in Phase 1b study in AD (n=20)
- Dose dependent reduction in inflammatory cytokines in cerebrospinal fluid (CSF)
- Dose dependent modulation of synaptic proteins differentially affected in AD[5]
- Signal for target engagement in gray matter cortices most frequently impacted by AD pathology[6]

[1]Jack CR Jr, et al. Alzheimers Dement. 2024. [2]Taddei RN, et al. JAMA Neurol. 2023. [3]Sánchez-Juan P, et al. Brain. 2024. [5]Pope P, et al. Alzheimer's & Dementia, 2024. 20(S8): p. e095343. [6]Pope, P., et al. Alzheimer's Dement., 19: e083229.

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XPro™ for Early AD: Phase 2 study Design

MINDFuL: A Phase 2, Multicenter, Randomized, Double-Blind, Placebo-Controlled Trial in Participants with Early Alzheimer's Disease

Key Eligibility Criteria

- Age (50-85 years)
- Diagnosis of MCI or mAD[1]
- Amyloid-beta (Aβ) positive
- MMSE ≥ 22
- CDR global rating: 0.5 or 1.0
- ≥ 1 blood biomarker of inflammation/immune dysfunction[a]
- MRI: No evidence of ARIA, SVD, diffuse WM disease or non-AD neurodegenerative disease



Double-Blind Treatment Period: 24-weeks
XPro1595 1.0 mg/kg/wk SC
Placebo 1.0 mg/kg/wk SC
Safety follow-up
Screening[b]
Randomization 2:1
R
Weeks
1
6
12
18
24
EOS[c]
Efficacy Assessments:
EMACC
CDR / Ecog / NPI /ADLs
MRI

[1]Jack CR Jr, et al. Alzheimers Dement. 2018

[a]Blood biomarkers: hsCRP>1.5 mg/L or erythrocyte sedimentation rate (ESR) >10mm/hr or HbA1C >6.0% or APOE ε4 (≥1 allele). [b]Screening (up to 45 days). [c]EOS safety follow-up visit (28-days after last dose).

E-Cog=Everyday Cognition Scale; ADL=Alzheimer's Disease Cooperative Study – Activities of Daily Living (ADCS-ADL and ADCS-MCI-ADL); ARIA=Amyloid-related Imaging Abnormalities; CDR=Clinical Dementia Rating Scale; EMACC=Early and Mild Alzheimer's Cognitive Composite; mAD=Mild Alzheimer's Disease; MCI=Mild Cognitive Impairment; MRI=Magnetic Resonance Imaging; NPI=Neuropsychiatric Inventory-12; R=Randomization; SVD=Small Vessel Disease; WM=white matter

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16 XPro TM for Early AD: Phase 2 Study Design Change from Baseline (CFB) to Week - 24 Trial Endpoints • Early and Mild Alzheimer’s Cognitive Composite (EMACC) Primary Endpoint • Clinical Dementia Rating Scale – Sum of Boxes (CDR - SB) Key Secondary Endpoint • Everyday Cognition Scale (E - Cog) Secondary Endpoints • Alzheimer’s Disease Cooperative Study – Activities of Daily Living (ADCS - ADL and ADCS - MCI - ADL) • Blood Biomarkers of AD pathology (pTau - 217) and neuroinflammation (GFAP) • MRI Brain volumetrics

16 XPro TM for Early AD: Phase 2 study Design Change from Baseline (CFB) to Week - 24 Trial Endpoints • Early and Mild Alzheimer’s Cognitive Composite (EMACC) Primary Endpoint • Clinical Dementia Rating Scale – Sum of Boxes (CDR - SB) Key Secondary Endpoints • Everyday Cognition Scale (E - Cog) • Neuropsychiatric Inventory (NPI - 12) study partner items • Alzheimer’s Disease Cooperative Study – Activities of Daily Living (ADCS - ADL and ADCS - MCI - ADL) Secondary Endpoints • Blood Biomarkers of AD pathology (pTau - 217) and neuroinflammation (GFAP) • MRI Brain volumetrics

17 XPro TM for Early AD: Phase 2 Study Results Baseline Demographics (SAF Population) a Total (N=206) XPro TM (n=139) Placebo (n=67) Demographic 72.5 (6.51) 72.7 (6.40) 72.1 (6.75) Age, years 105 (51.0) 70 (50.4) 35 (52.2) Sex , n (%) Female 198 (95.1) 5 (2.4) 4 (1.9) 1 (0.5) 131 (94.2) 5 (3.6) 0 3 (2.2) 65 (97.0) 0 1 (1.5) 1 (1.5) Race, n (%) White Asian Not Reported Other 2 (1.0) 192 (96.1) 6 (2.9) 2 (1.4) 134 (96.4) 3 (3.6) 0 64 (95.5) 3 (4.5) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino Not Reported 200 45 (22.5) 117 (58.5) 102 (51.0) 15 (7.5) 38 (19.0) 134 26 (19.4) 80 (59.7) 69 (51.5) 11 (8.2) 28 (20.9) 66 19 (28.8) 37 (56.1) 33 (50.0) 4 (6.1) 10 (15.2) APOE ε 4 genotype, n (%)* n Noncarrier Carrier Heterozygote Homozygote Unknown a SAF=Safety Analysis Set (all patients who have received any amount of XPro1595 or Placebo) *APOE genotype information from Modified Intention to Treat ( mITT ) population

18 XPro TM for Early AD: Phase 2 Study Results Baseline Disease Characteristics (SAF Population) a Total (N=206) XPro TM (n=139) Placebo (n=67) Characteristic 199 1.15 (1.49) 135 1.20 (1.52) 64 1.05 (1.42) Time (yrs) since AD diagnosis, n Mean (SD) 93 (45.1) 113 (54.9) 62 (44.6) 77 (55.4) 31 (46.3) 36 (53.7) Diagnosis (randomization), n (%) MCI mAD 63 (30.6) 16 (7.8) 43 (31.6) 10 (7.4) 20 (29.9) 6 (9.0) Concomitant AD medication, n (%) Acetylcholinesterase inhibitors Memantine 25.8 (2.33) 25.7 (2.40) 26.0 (2.19) MMSE, SAF (screening) Total (n=200) XPro TM (n=139) PBO (n=66) Modified Intention to Treat ( mITT ) Population NA 3.03 (1.55) ? 2.28 (0/73) ? - 0.011 (0.7432) 3.08 (1.49) 2.17 (0.67) 0.011 (0.6918) 2.99 (1.61) 2.18 (0.67) Clinical Scores, mean (SD) EMACC (day - 1) CDR - SB (day - 1) E - Cog 51 (25.5) 131 (65.5) 50 (25.0) 118 (59.0) 39 (29.1) 89 (66.4) 34 (25.4) 80 (59.7) 12 (18.2) 42 (3.6) 16 (24.2) 38 (57.6) Enrichment Biomarker Positivity, n (%) hsCRP > 1.5 mg/L ESR > 10 mm/ hr HbA1c > 6.0 DCCT% APOE ε4 Carriers

19 XPro TM for Early AD: Phase 2 Study Topline Results a A β + w/Inflammation = Amyloid - beta positive with ≥2 enrichment biomarkers of inflammation in blood Key Endpoint Effect Sizes (Cohen’s d) 0.11 - 0.06 - 0.05 0.2 0.17 0.23 - 0.05 0.27 -0.3 -0.2 -0.1 0 0.1 0.2 0.3 pTau-217 GFAP NPI-12 CDR-SB EMACC A β+ w/Inflammation (n=100) mITT (n=200)

19 XPro TM for Early AD: Phase 2 study Results A β + w/Inflammation = Amyloid - beta positive with ≥2 enrichment biomarkers of inflammation in blood * Absolute effect sizes displayed in the direction of favored treatment Key Endpoint Effect Sizes (Cohen’s d)* 0.11 0.06 - 0.05 0.2 0.17 0.23 0.05 0.27 -0.3 -0.2 -0.1 0 0.1 0.2 0.3 pTau-217 GFAP NPI-12 CDR-SB EMACC A β+ w/Inflammation (n=100) mITT (n=200) Favors XPro Favors placebo

20 XPro TM for Early AD: Phase 2 Study Results - Safety Safety: Treatment Emergent Adverse Events (TEAEs): Safety Analyses Set a Total (N=206) XPro TM (n=139) Placebo (n=67) Event, n (%) 190 (92.2) 131 (94.2) 59 (88.1) Any TEAE [1] 107 (51.9) 78 (37.9) 5 (2.4) 73 (52.5) 56 (40.3) 2 (1.4) 34 (50.7) 22 (32.8) 3 (4.5) Any TEAE by Maximum Severity [2] Mild Moderate Severe 137 (66.5) 118 (84.9) 19 (28.4) Any TEAE Related to Study Treatment 13 (6.3) 8 (5.8) 5 (7.5) Any Serious TEAE 2 (1.0) 2 (1.4) 0 Any Treatment - Related Serious TEAE 119 (57.8) 46 (22.3) 115 (55.8) 112 (80.6) 43 (30.9) 111 (79.9) 7 (10.4) 3 (4.5) 4 (6.0) Any TEAE of Special Interest (Hypersensitivity / Injection Site Reaction Any TEAE of Hypersensitivity Any TEAE of Injection Site Reaction 14 (6.8) 12 (8.6) 2 (3.0) Any TEAE Leading to Treatment Discontinuation 14 (6.8) 12 (8.6) 2 (3.0) Any TEAE Leading to Study Withdrawal 0 0 0 Any TEAE with Fatal Outcome

21 XPro TM for Early AD: Phase 2 Study Results - Safety Safety: Injection Site Reactions (ISRs): Safety Analyses Set a Total (N=206) XPro TM (n=139) Placebo (n=67) Event, n (%) 119 (57.8) 112 (80.6) 7 (10.4) Hypersensitivity / Injection Site Reaction 46 (22.3) 115 (55.8) 43 (30.9) 111 (79.9) 3 (4.5) 4 (6.0) Hypersensitivity Injection Site Reaction

22 XPro TM for Early AD: Phase 2 Study Results - ARIA Safety: Amyloid - Related Imaging Abnormalities (ARIA) Safety Endpoints: Imaging • Comprehensive imaging protocol and review criteria focused on detection and grading of safety events in the brain XPro TM (n=139) Placebo (n=67) WK24 WK12 WK24 WK12 0 0 0 0 ARIA - E 0 0 0 0 ARIA - H 3 2 3 2 New Cerebral Microbleed Count 0 0 0 0 New Cortical Superficial Siderosis 0 0 0 0 New Focal Subarachnoid Hemorrhage 0 0 0 0 Intracerebral Hemorrhage Presence ARIA - E = amyloid - related imaging abnormalities - edema/effusions; ARIA - H=amyloid - related imaging abnormalities - microhemorrhages/he mosiderin deposits;

23 XPro TM for Early AD: Summary and Conclusions • MINDFuL was a well designed and well executed clinical trial in Early AD x Successful enrollment of a well - balanced cohort of participants with MCI or mAD x Objective measure of cognitive performance with improved sensitivity for detection of discrete changes as the primary outcome • The primary endpoint was not met • Key findings: x Consistent effect sizes of >.20 across multiple measures (EMACC, NPI, pTau217) indicative of positive effects attributable to treatment with XPro TM x Identified a population of AD patients most likely to respond to treatment with XPro TM ( i.e., A β + patients with biomarker evidence of elevated inflammation) • Safety outcomes indicated good safety and tolerability profile in participants with Early AD x Predominantly mild to moderate adverse events (AEs) across both study groups x Most common AE is Injection Site Reactions (ISR) x No ARIA or neuroimaging AEs x No deaths

23 XPro TM for Early AD: Summary and Conclusions • MINDFuL was a well designed and well executed clinical trial in Early AD x Successful enrollment of a well - balanced cohort of participants with MCI or mAD x Objective measure of cognitive performance with improved sensitivity for detection of discrete changes as the primary outcome • The primary endpoint was not met • Study results: x Consistent absolute effect sizes indicative of positive effects attributable to treatment with XPro TM x Identified the population of AD patients most likely to respond to treatment with XPro TM ( i.e., A β + patients with biomarker evidence of elevated inflammation) • Safety outcomes indicated good safety and tolerability profile in participants with Early AD x Predominantly mild to moderate adverse events (AEs) across both study groups x No ARIA or neuroimaging AEs x No deaths

24 XPro Anticipated Next Steps and Timeline July Sept Oct Nov Dec 2025 Aug Topline Data (AD02 ) June AAIC presentation (July 27 - 31) Phase 2 manuscript submission End of Phase 2 meeting with FDA, EMA, MHRA File breakthrough Designation

25 for RDEB CORDStrom

26 RDEB – An Ultra - Rare Genetic Disease with Significant Unmet Need *Recessive Dystrophic Epidermolysis Bullosa (RDEB) • RDEB is a severe form of epidermolysis bullosa (EB), a rare disease that causes severe skin fragility, itch and chronic pain • RDEB is caused by mutations in the COL7A1 gene that makes type VII collagen, a protein that holds the layers of skin together • Children with RDEB have skin that is damaged by even the smallest amount of friction which causes severe blistering, deep wounds, and scars • There are limited options available for treatment, none that adequately meet the needs of patients, and the condition gets worse over time, with most children reliant on a wheelchair as they move into their teenage years • Many of those with RDEB will also go on to develop aggressive life - threatening skin cancer in adulthood caused by the accumulated damage to their skin • Krystal Biotech’s VYJUVEK launch in DEB is off to an impressive start (~$84M net revenue in Q3 ’24); CORDStrom is potentially the first systemic therapy, with itch benefit as a key differentiating factor, potential for use as an adjunctive therapy • It is estimated that more than 4000 people suffer from RDEB in the US, UK and EU, representing a > $1B peak sales opportunity

27 CORDStrom Platform Overview Investigational disease - modifying treatment for recessive dystrophic epidermolysis bullosa (RDEB) CORDStrom Overview • CORDStrom is an innovative cellular medicine, comprising allogeneic, pooled human umbilical cord - derived mesenchymal stromal cells ( hucMSCs ) formulated for injection or infusion. • CORDStrom addresses challenges related to the source, identity, heterogeneity, and manufacturing costs of MSCs, positioning them as a viable drug platform. • The FDA has awarded CORDStrom both the Rare Pediatric Disease and Orphan Drug Designation, qualifying it for a Priority Review Voucher post - FDA approval. FDA = Food and Drug Administration; GOSH = Great Ormond Street Hospital; NIHR = National Institute for Health and Care Resear ch; ODD = Orphan Drug Designation; PRV = Priority Review Voucher; RPDD = Rare Pediatric Disease Designation Mission EB Phase 2 Trial • Phase 2 Trial completed by investigators at Great Ormond Street Hospital for Children & Birmingham Children’s Hospital in the UK and primarily funded by grant from NIHR (National Institute of Health and Care Research). • Double - blind, randomized, placebo - controlled, cross - over Phase 2 trial to evaluate the safety and efficacy of CORDStrom in 30 pediatric patients in the UK with intermediate and severe RDEB . • Patients received two intravenous infusions of placebo or CORDStrom two weeks apart and then followed for nine months; each child then crossed over to the other arm and received two doses of the alternate arm two weeks apart with a further nine - month follow - up • Topline results showed CORDStrom was easily administered, well tolerated and there were beneficial effects with respect to Itch Man Scale, iscorEB clinician score and skin score and QOL • Safety profile - no CORDStrom - related serious adverse events were reported

Mission EB Trial Design:
Double-Blind Randomized Crossover Trial in Children with RDEB



Group 1
CORD-Strom
CORD-Strom
Placebo
Placebo
Group 2
Placebo
Placebo
CORD-Strom
CORD-Strom
Analysis of primary and key secondary outcome data for NHSE (3 months)
Stop/Go review for open label study
Primary efficacy endpoint assessment for Group 1
Primary efficacy endpoint assessment for Group 2
Screening
Day 0
2 weeks later
3-months
6-months
9-months
2 weeks later
12-months
15-months
End of cross-over
EBDASI Safety bloods
Photography QoL iscorEB EBDASI Research bloods
Photography Research bloods
Photography QoL iscorEB EBDASI
Photography QoL iscorEB EBDASI
Photography QoL iscorEB EBDASI Research bloods Safety bloods
Photography Research bloods
Photography QoL iscorEB EBDASI Safety bloods
Photography QoL iscorEB EBDASI

Itch assessment at every visit – Itch Man Scale

30 pediatric patients (age≤16 years) with RDEB confirmed by C7 testing were treated in a blinded, randomized placebo controlled cross-over design clinical trial at two university centers in the UK under MHRA authorization. All patients received all four doses of therapy (two each of CORDStrom or placebo) and completed the trial. Safety and efficacy data was collected. No drug related SAEs were reported. Disease related SAE and AE were equally balanced between treatment groups. Patient and caregiver interviews were performed in a subset of trial participants.

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Itch: Clinically Meaningful Endpoint • 100% of kids have itch as an important clinical problem • FDA guidance highlights itch as a clinically important end - point* for RDEB • Itch Man Scale is a validated scales used in pediatric patients • Itch is as an endpoint used to approve drugs ( eg : atopic dermatitis) • Itch has negative impact on QOL • Itch - scratch cycle may worsen wounds and complicate wound management 29 https://www.fda.gov/regulatory - information/search - fda - guidance - documents/epidermolysis - bullosa - developing - drugs - treatment - cutaneous - manifestations - guidance - industry * Itch Man Scale

Itch improved at 3 months and remained stable at 6 months. 30 Itch: Clinically Meaningful Endpoint -50 -40 -30 -20 -10 0 10 20 30 40 50 <10yrs >10yrs Intermediate Severe ITCH Man results 6 months P a t i e n t g r o u p Favours CORDStrom Favours Placebo Insufficent data Score change (%) from pre-treatment -60-50-40-30 -20-10 0 10 20 30 40 50 60 <10yrs >10yrs Intermediate Severe ITCH Man results 3 months P a t i e n t g r o u p Favours CORDStrom Favours Placebo Insufficent data Score change (%) from pre-treatment

CORDStrom for RDEB: Clinical and Qualitative Summary Clinical Benefits • Improvement in itch in all patient groups – the most common and complained of symptom in RDEB • In some patient groups • Less pain • Better iSCOREB wound score • Durable benefit of CORDStrom therapy for 6 months Qualitative Benefits • 10 of 13 respondents confirm benefit of therapy on clinical problems of itch, wound care and quality of life • All patient/caregivers want to remain on therapy • Favoravble safety profile and a formulation which fits conventional drug delivery makes treatment easy 31 NEXT STEPS: Compile and file BLA in US & MAA in UK/EU in 1H 2026 Goals of future open label trial post BLA: i ) correlate decrease in itch with improved wound healing; ii) demonstrate systemic benefits on extra - cutaneous manifestations of disease (e.g.: dysphagia, corneal blisters and scaring)

32 Off - the - Shelf NK Therapic Candidate Converts Patient’s Resting NK cells into Cancer Killing Memory like NK cells

33 Step 1: Short term safety Immunologic efficacy Middle - dose 1 1 1 6 patients High - dose 1 1 1 6 patients Step 2: Long term safety Immunologic efficacy Anti - tumor effects 6 patients Confirmatory group: SRC choses Middle or High dose for confirmatory data Low - dose 1 1 1 Trial will determine: • Effective dose: safe with evidence of tumor effects • Short and long - term safety – no drug related serious adverse effects • Immunologic efficacy – converts patient’s NK cells to mlNK cells that kill tumor cells (ex vivo assay) with long - term persistence of mlNK cells in patient’s circulation • Anti - tumor effects – evidence of control of tumor burden by PSMA - PET and/or ctDNA Now enrolling INKmune ® mCRPC Phase I/II Trial Design • SAFETY END - POINT MET • Evidence of in - vivo NK cell activation • Evidence of regression of some tumor lesions by PSMA - PET

34 XPro CORDStrom INKmune Anticipated Milestones in 2025 and 2026 Q3 Q1 Q2 Q3 Q4 2025 2026 BLA/MAA Submission Open Label Phase 2 mCRPC Data (Ongoing) Q4 End of Phase 2 FDA Meeting AD Complete Phase 2 mCRPC Enrollment

35 Contact Us: INmune Bio Inc. 225 NE Mizner Blvd.Suite 640 Boca Raton, FL 33432 (561) 710 - 0512 info@inmunebio.com INMB (Nasdaq)